Exhibit 10.16

EXECUTION VERSION

INVESTMENT AGREEMENT

This Investment Agreement (this “Agreement”), dated as of August 3, 2015, is made by and among Clipper Realty Inc. (the “Company”), Clipper Realty L.P. (the “Operating Partnership”), Renaissance Equity Holdings LLC (the “LLC Subsidiary”) and the Continuing Investors listed on Schedule A (the “Continuing Investors”).

RECITALS

WHEREAS, the LLC Subsidiary indirectly owns property in Brooklyn, New York, in the building complex known as “Flatbush Gardens”;

WHEREAS, the Company intends to raise capital through the offer, sale and issuance of shares of its common stock in a private offer (the “Offering”) and the Company desires (i) to issue shares of its Special Voting Stock to the Continuing Investors listed on Schedule A (the “Continuing Investors”) and (ii) through the Operating Partnership, to invest the proceeds of the Offering in the LLC Subsidiary and other limited liability companies that indirectly own properties in New York; and

WHEREAS, upon such investment, the Operating Partnership will be admitted as the managing member of the LLC Subsidiary and the operating agreement of the LLC Subsidiary will be amended and restated as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual promises, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Investment. Upon the execution of this Agreement, the Company will issue Special Voting Stock to the Continuing Investors as set forth on Schedule A (the “Issuance”). Immediately following completion of the Offering, the Company will contribute to the Operating Partnership, and the Operating Partnership will immediately invest in the LLC Subsidiary the amount of $25,095,358 by transfer of immediately available funds to the account of the LLC Subsidiary previously designated to the Operating Partnership (together with the Issuance, the “Investment”).

2.     Amended and Restated Operating Agreement; Registration Rights. Simultaneously with the Issuance and in consideration for the Issuance and the Investment, (i) the Operating Partnership will become the managing member of the LLC Subsidiary, (ii) the operating agreement of the LLC Subsidiary will be amended and restated and adopted in the form attached as Exhibit A (the “Amended and Restated LLC Agreement”) and (iii) Class A LLC Units, Class B LLC Units will be allocated to the Operating Partnership and each of the Continuing Investors as set forth on Schedule A. In addition, simultaneously with the Issuance, the Company and the Continuing Investors will enter into the Registration Rights Agreement in the form attached as Exhibit B and the Company, the Partnership and Continuing Investors will enter into the Tax Protection Agreement in the form attached as Exhibit C (together with the events and actions set forth in clauses (i), (ii) and (iii), the “Amendment and Restatement”).

3.     Continuation of the LLC Subsidiary. The parties agree that the Investment and the Amendment and Restatement will not dissolve the LLC Subsidiary and that the business of the LLC Subsidiary will continue.

4.     Representations and Warranties of the Parties.

Each party hereby represents and warrants to the other parties as follows:

4.1.     Organization, Good Standing, Power and Qualification. To the extent such party is not a natural person, such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate, limited partnership or limited liability company power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

4.2.     Authorization. This Agreement has been duly authorized, executed and delivered by such party, and constitutes a legal, valid and binding agreement of such party, enforceable in accordance with its terms, except in each case as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity.

5.     Miscellaneous.

5.1.     Amendments; Waiver . This Agreement may be amended, modified or supplemented only by a written instrument signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be valid and enforceable unless such waiver is in writing and signed by the party to be charged, and, unless otherwise stated therein, no such waiver shall constitute a waiver of any other provision hereof (whether or not similar) or a continuing waiver.

5.2      Binding Effect; Assignment . This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party to this Agreement will have the right to assign, transfer, convey or otherwise sell (or enter into any agreement to do the same), directly or indirectly, any interest it may have in or under this Agreement without first having obtained the written consent of the other parties, which consent may be withheld in such party or parties’ sole and absolute discretion.

5.3      Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions.

5.4      Jurisdiction. Each of the parties submits to the jurisdiction of any New York State Court or Federal Court of the United States of America sitting in New York, New York and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment. All claims in respect of any such suit, action or proceeding may be brought, heard and determined in such New York State Court or, to the extent permitted by law, in such Federal Court. Final judgment in any such suit, action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State Court or Federal Court sitting in New York, New York. Each of the parties waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

5.5      Counterparts . This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument. The submission of a signature page transmitted by facsimile, by e-mail (as a .pdf file or otherwise) or similar electronic transmission facility will be considered as an “original” signature page for purposes of this Agreement.

5.6      Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

5.7      Defined Terms. All terms used but not otherwise defined in this Agreement will have the meanings given to such terms in the Amended and Restated Operating Agreement.

[ Signature page follows ]

IN WITNESS WHEREOF, the parties have executed this Investment Agreement as of the date first set forth above.

Company:

CLIPPER REALTY INC., A MARYLAND CORPORATION

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Chief Executive Officer and President

Operating Partnership:

CLIPPER REALTY L.P., A DELAWARE LIMITED PARTNERSHIP
By:	Clipper Realty Inc., a Maryland corporation, its general partner

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Chief Executive Officer and President

LLC Subsidiary:

RENAISSANCE EQUITY HOLDINGS LLC

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Managing Member

Signature Page to Investment Agreement (Renaissance Equity Holdings LLC)

Continuing Investors:

DAVID BISTRICER

/s/ David Bistricer

ECL HOLDINGS LLC

By:	/s/ Sam Levinson
Name:	Sam Levinson
Title:	Authorized Signatory

JACOB SCHWIMMER

/s/ Jacob Schwimmer

MORIC BISTRICER

/s/ Moric Bistricer

SCHWIMMER FAMILY IRREVOCABLE GIFT TRUST 2

By:	/s/ Jacob Schwimmer
Name:	Jacob Swimmer
Title:	Trustee

TRAPEZE D HOLDINGS LLC

By:	/s/ Sam Levinson
Name:	Sam Levinson
Title:	Authorized Signatory

TRAPEZE INC.

By:	/s/ Sam Levinson
Name:	Sam Levinson
Title:	Authorized Signatory

Signature Page to Investment Agreement (Renaissance Equity Holdings LLC)